Exhibit 99.1

INVESTOR PRESENTATION NYSE American: UMAC May 2026

FORWARD LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward - looking statements . These statements include : our expectations from a potential $ 3 - $ 5 billion market opportunity presented by U . S . defense and enterprise programs, the impact of regulatory developments, including the potential impact of the $ 1 billion Pentagon initiative and orders we may receive from vendors selected by the Department of War, the closing and consummation of the Upgrade Energy acquisition, our revenue growth and run rate, and the success of our inventory strategy and ability to maintain and stay ahead of customer demand and competitive advantage . The results expected by some or all of these forward - looking statements may not occur . Factors that affect our ability to achieve these results include the (i) our ability to manage our rapid growth, (ii) whether our strategy of ordering inventory in advance of customer orders will succeed and (iii) all of the risk factors in our Form 10 - K for the year ended December 31 , 2025 . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . Any forward - looking statement made by us herein speaks only as of the date on which it is made . We undertake no obligation to update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law .

INVESTMENT HIGHLIGHTS Component manufacturer for small drones with high market demand ● Multiple US - made and NDAA - compliant products approved for Blue UAS Framework ● Orlando, FL based - 62,500 sq ft ● Serving Enterprise, Defense, and Retail customers across high - volume drone platforms Accelerated growth strategy ● Aggressive inventory strategy to stay ahead of customer demand and be a vendor of choice ● Building specialized U.S. - based production lines for demand driving components ● Investing in automation to expand production scale ● Accelerated hiring to increase our headcount to over 200 as of May 2026 ● Definitive agreement signed to acquire Upgrade Energy to accelerate and strengthen our domestic battery capabilities Legislation driving near and long - term opportunities ● Recent U.S. legislation increasingly favoring domestic & NDAA - compliant drone supply chains ● Executive Orders and DoW initiatives unlocking significant new federal funding streams ● FCC ban on foreign made drones and drone parts creating multi - year market expansion for U.S. suppliers Strong growth momentum & financial profile ● Consistent quarter - over - quarter growth ● $220M+ cash on hand + $26M in inventory balances + $60M in short - term investments + No debt

DRONE COMPONENT MANUFACTURER Focus High production volumes of U.S. - Made value segment parts U.S. Footprint – Orlando, FL 62,500 sq ft across dedicated facilities NDAA Products Critical electronics • Flight Controllers • Electronic Speed Controllers • Analog Video Systems Drone Motors FPV Headsets Batteries (subject to closing)

sUAS: SMALL UNMANNED AIRCRAFT SYSTEMS ● Less than 55 lbs (typically 1 to 5 lbs) ● Dominant configuration: Multirotor ● 3" to 10" propeller size category ● FPV: First Person View ● Attritabl e Systems Low cost – acceptable to lose

OUR PARTS IN ACTION $3 - $5BN Market Opportunity for U.S. - Made Drone Components ● U.S. defense and enterprise programs are driving demand for 1M+ small drones, targeting sub $2,000 for attritable systems Our Components Power Drone Manufacturers ● Unusual Machines parts are used by a wide range of drone OEMs which have multiple pathways into programs and subsegments Flexible Interoperability: From Single Parts to Full Systems ● Some customers use a single component (e.g., flight controller or camera) ● Others build drones entirely from our parts leveraging high compatibility across our product lines Upgrade Energy RED V3 6S1P 5000mAh Molicel P50B Long (XT60): $160 Fat Shark Aura FPV Camera: $67 Fat Shark Video Transmitter: $70 Rotor Riot Brave F7 Flight Controller: $58 Rotor Riot Brave 55A ESC: $115 Rotor Riot 7" Airframe: $75 Unusual Machines 2807 Motor: $43 Unusual Machines parts on sub - $2,000 drone assembly

HOBBYIST DEFENSE ENTERPRISE CONSUMER CUSTOMER SEGMENTS

Q4 ‘25 Revenue Costs $32M Annualized Revenue 141 Employees 62k sqft Facilities $20M Annualized Revenue 82 Employees 62k sqft Facilities GROWTH STRATEGY Q1 ‘26

RECENT REGULATORY DEVELOPMENTS ● National Defense Authorization Act renewed for 2026 ○ Continued restrictions for critical components produced in covered foreign countries ○ Establishes working group to identify strategic investments in the sUAS industrial base to support domestic production (sec 914) ● FCC action mandates use of U.S. made critical drone components - Secure Networks Act ○ Covered List expanded to include all UAS and critical components produced in any foreign country ● Drone Dominance : ~$1B Pentagon initiative to expand use of U.S. produced drones in defense ○ Gauntlet 1: 30,000 drones ordered from 11 vendors ○ Gauntlet 2: 60,000 to be procured in Q3 & Q4 from 10 vendors; requires drone manufacturers to use fully domestic supply chains (or fully NDAA compliant supply chains) ○ Program continues to grow throughout FY2027 – projecting 250k drones ordered across Gauntlets 3 & 4

OUR COMPETITIVE ADVANTAGE ● Regulatory: NDAA, Tariffs, U.S. Drone Dominance, FCC Secure Networks Act… ● Timing: U.S. drone component thesis ● Working Capital: $312M+ ● Expertise and history ○ Fat Shark headsets since 2007 ○ OEM drone components since 2017 ○ Rotor Riot drones built in U.S. since 2019 ○ Rotor Labs Motors made in Australia since 2022

DRONE PARTS LANDSCAPE Premium Value USA (Blue) EU / ISRAEL ASIA

REVENUE & GROSS MARGIN Enterprise Revenue Retail Revenue Gross Margin 24.3% 37.4% 39.4% 36.2% 32.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% $ - $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026

CAPITALIZATION TABLE Common Stock Management + Board 3,323,210 Shares + Common Shares (Free Float) 44,470,713 Shares = Total Common Shares 47,793,923 Shares Employee Equity As of March 31, 2026 EIP Issuances 755,709 Shares EIP Availability for Issuance 3,754,703 Shares

MEET THE TEAM Andrew Simpson Tim Manton Chadd Cole Stacy Wright Drew Camden Brian Hoff Dr. Allan Evans VP of Motors VP Corporate VP FP&A Chief Revenue President & Chief Chief Financial Chief Executive Controller Officer Operating Officer Officer Officer Trish Ellis Brad Mello Craig McIntyre Nate Kennedy Al Ducharme Jason Reels Tom Mercier VP of Human Resources VP of Manufacturing VP of Enterprise Sales VP of Marketing VP of Engineering VP of Supply Chain VP of Headsets

INVESTMENT HIGHLIGHTS Component manufacturer for small drones with high market demand ● Multiple US - made and NDAA - compliant products approved for Blue UAS Framework ● Orlando, FL based - 62,500 sq ft ● Serving Enterprise, Defense, and Retail customers across high - volume drone platforms Accelerated growth strategy ● Aggressive inventory strategy to stay ahead of customer demand and be a vendor of choice ● Building specialized U.S. - based production lines for demand driving components ● Investing in automation to expand production scale ● Accelerated hiring to increase our headcount to over 200 as of May 2026 ● Definitive agreement signed to acquire Upgrade Energy to accelerate and strengthen our domestic battery capabilities Legislation driving near and long - term opportunities ● Recent U.S. legislation increasingly favoring domestic & NDAA - compliant drone supply chains ● Executive Orders and DoW initiatives unlocking significant new federal funding streams ● FCC ban on foreign made drones and drone parts creating multi - year market expansion for U.S. suppliers Strong growth momentum & financial profile ● Consistent quarter - over - quarter growth ● $220M+ cash on hand + $26M in inventory balances + $60M in short - term investments + No debt

INVESTOR CONTACT Email: investors@unusualmachines.com 5728 Major Blvd Suite 250 Orlando, FL 32819 United States